Filed pursuant to Rule 497(e)
File Nos. 333-186044 and 811-22792

BLACKSTONE ALTERNATIVE ALPHA FUND II

Supplement dated January 9, 2014 to the

Blackstone Alternative Alpha Fund II Prospectuses for each of

Advisor Class I, Advisor Class II, and Advisor Class III shares dated July 1, 2013, as revised August 7, 2013

Minimum Initial and Subsequent Investments

Effective February 1, 2014, the minimum initial investment in the Fund by an investor is $25,000, and the minimum subsequent investment in the Fund by an investor is $5,000. BAAM, the Fund’s investment advisor, may waive these requirements from time to time in its sole discretion.

Minimum Account Balances

Effective February 1, 2014, an investor tendering for repurchase less than all of his or her Shares must maintain a minimum account balance after the repurchase is effected of $25,000. BAAM may waive the minimum account balance requirement from time to time in its sole discretion.

BAAF2-P1-0114